Van Kampen Strategic Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Puerto  5/18/    -     $103.0 $752,74  2,000,    0.27%  0.12%    UBS    Goldma
 Rico     06             0     5,000     000                    Invest     n
Govern                                                           ment    Sachs
 ment                                                           Bank,
Develo                                                          Merril
 pment                                                            l
 Bank                                                           Lynch
                                                                & Co,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc. ,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.

                                                                Bear,
  NJ                                                            Stearn
Transp  5/24/    -     $110.7 $2,805,  30,000    1.07%  1.85%    s &     Bear
ortati    06             1    411,792   ,000                     Co.    Stearn
  on                                                            Inc.,      s
 Trust                                                          Citigr
 Fund                                                            oup
Author                                                          Global
  ity                                                           Market
 2006                                                             s
Series                                                          Inc.,
                                                                Goldma
                                                                  n,
                                                                Sach &
                                                                 Co.,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 UBS
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                 ties
                                                                  (a
                                                                divisi
                                                                on of
                                                                 Rice
                                                                Financ
                                                                 ial
                                                                Produc
                                                                 ts),
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                s/Berg
                                                                  en
                                                                Capita
                                                                  l,
                                                                Cabrer
                                                                  a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Gates
                                                                Capita
                                                                  l
                                                                Corpor
                                                                ation,
                                                                George
                                                                  K.
                                                                Baum &
                                                                Compan
                                                                  y,
                                                                Howard
                                                                Gary &
                                                                Compan
                                                                  y,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                  JB
                                                                Hanaue
                                                                 r &
                                                                Compan
                                                                  y,
                                                                LaSall
                                                                  e
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Keegan
                                                                & Co.,
                                                                Inc.,
                                                                  MR
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                y, PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Ryan,
                                                                Beck &
                                                                 Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Sovere
                                                                 ign
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                ation
                                                                 LLC,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                Inc.,
                                                                Sturdi
                                                                vant &
                                                                Compan
                                                                  y,
                                                                Toussa
                                                                 int
                                                                Capita
                                                                  l
                                                                Partne
                                                                rs LLC

                                                                Citigr
Metrop  7/13/    -     $101.3 $475,00  4,275,    0.90%  0.26%    oup,    Bear
olitan    06             6     0,000     000                    JPMorg  Stearn
Transp                                                           an,       s
ortati                                                          Bear,
  on                                                            Stearn
Author                                                           s &
ity of                                                           Co.
  New                                                           Inc.,
 York,                                                          Lehman
Series                                                          Brothe
   A                                                             rs,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                l Inc,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                 N.A.
                                                                 UBS      UBS
Puerto  9/15/    -     $102.3 $424,35  6,500,    1.53%  0.41%   Securi  Securi
 Rico     06             2     5,000     000                     ties    ties
Infras                                                           LLC,     LLC
tructu                                                          Merril
  re                                                              l
Author                                                          Lynch
  ity                                                           & Co.,
Series                                                          Wachov
 2006                                                             ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.